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SECRETARY OF STATE                     CHARTER NUMBER   : 9117930 DP
BUSINESS SERVICES AND REGULATION       COUNTY           : FULTON
SUITE 315, WEST TOWER                  DATE INCORPORATED: OCTOBER 10,1991
2 MARTIN LUTHER KING JR. DR.           EXAMINER         : DONNA HYDE
ATLANTA, GEORGIA 30334-1530            TELEPHONE NUMBER : 404/656-0624


REQUESTED BY:
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POWELL, GOLDSTEIN, FRAZER & MURPHY
GERARDO M. BALBONI, II
191 PEACHTREE STREET, N.E., 16TH FLOOR
ATLANTA, GEORGIA 30303

                          CERTIFICATE OF INCORPORATION

     I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that

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                      "CGW BUILDING MATERIALS GROUP, INC."
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has been duly incorporated under the laws of the State of Georgia on the date set forth above, by the filing of articles of incorporation in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of incorporation.

    WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: OCTOBER  10, 1991



<SEAL>                           /s/ MAX CLELAND
                                     MAX CLELAND
                                     SECRETARY OF STATE

                                 /s/ VERLEY J. SPIVEY
                                     VERLEY J. SPIVEY
                                     DEPUTY SECRETARY OF STATE


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                       CGW BUILDING MATERIALS GROUP,INC.
                           ARTICLES OF INCORPORATION


                                       I.

               The name of the Corporation is:

                       CGW Building Materials Group, Inc.


                                      II.

              The Corporation shall have authority to issue 1,000,000 shares of stock.


                                      III.

              The initial registered office of the Corporation shall be at Powell, Goldstein, Frazer & Murphy, 191 Peachtree St., N.E., Atlanta, Georgia 30303, in Fulton County. The initial registered agent of the Corporation at such address shall be Gerardo M. Balboni II.


                                       IV.

              The name and address of the incorporator is:

                   Gerardo M. Balboni II, Esq.
                   191 Peachtree Street, N.E.
                   Sixteenth Floor
                   Atlanta, Georgia 30303
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                                       V.

     The mailing address of the initial principal office of the Corporation is 191 Peachtree Street, N.E.


                                      VI.

     The initial Board of Directors shall consist of one member who shall be and whose address is:


          William S. Green
          5600 Glenridge Drive
          Suite 350
          Atlanta Georgia  30342

                                      VII.

     No director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director for (a) any appropriation, in violation of his duties, of any business opportunity of the Corporation; (b) acts or omissions which involve intentional misconduct or a knowing violation of law; (c) liabilities of a director imposed by Section 14-2-832 of the Georgia Business Corporation Code; or (d) any transaction from which the director derived an improper personal benefit.

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                                     VIII.

     Any action required by law or by the Bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation, and any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a written consent, setting forth the action so taken, shall be signed by persons entitled to vote at a meeting those shares having sufficient voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Notice of such action without a meeting by less than unanimous written consent shall be given within ten (10) days of the taking of such action to those shareholders of record on the date when the written consent is first executed and whose shares were not represented in the written consent.

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          IN WITNESS WHEREOF, the undersigned has executed these Articles of
     Incorporation.



                                   /s/ GERARDO M. BALBONI II, ESQ.
                                   -------------------------------
                                   Gerardo M. Balboni II, Esq.
                                   Incorporator

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                          CGW BUILDING MATERIALS, INC.

                          CERTIFICATE OF INCORPORATOR
                                   REGARDING
                       REQUEST FOR PUBLICATION OF NOTICE
                                       OF
                             INTENT TO INCORPORATE

     The undersigned incorporator of CGW Building Materials Group, Inc., a corporation to be formed pursuant to the Georgia Business Corporation Code, hereby certifies that the request for publication of a notice of intent to file the Articles of Incorporation of CGW Building Materials Group, Inc., and payment therefor, have been made as required by Section 14-2-201.1(b) of the Georgia Business Corporation Code.


     This 10th day of October, 1991.


                                   /s/ GERARDO M. BALBONI II, ESQ.
                                   -------------------------------
                                       Gerardo M. Balboni II, Esq.
                                       Incorporator
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[LOGO]                                                                      A100
MAX CLELAND             BUSINESS SERVICES AND REGULATION              Eff.7/1/89
Secretary of State           Suite 315, West Tower                  J.F. GULLION
State of Georgia        2 Martin Luther King Jr., Drive                 Director
                             Atlanta, Georgia 30334
                                 (404)658-2817

                   ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS

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I.   Filing Date: 10/10/91  Code: DP  Docket Number: 91283442,444,445-446
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     Assigned Exam: 69             Amount $                 By:
                   ----                    ---------------     -----------------
     Charter Number: 9117930                 Completed:
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                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY
     NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

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II.  Corporate Name: CGW Building Materials Group, Inc.
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     Mailing Address: 191 Peachtree Street, N.E., 16th Floor
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     City: Atlanta       County: Fulton      State: Georgia      Zip Code: 30303
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III. Fees Submitted By: Powell, Goldstein, Frazer & Murphy
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     Amount Enclosed: $220.00                Check Number:
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IV.  Incorporator: Gerardo M. Balboni II
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     Address: 191 Peachtree Street, N.E., 16th Floor
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     City: Atlanta            State: Georgia           Zip Code: 30303
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     Incorporator:
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     Address:
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     City:                    State:                   Zip Code:
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V.   Registered Agent/Office: Gerardo M. Balboni II
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     Address: 191 Peachtree Street, N.E., 16th Floor
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     City: Atlanta       County: Fulton      State: Georgia      Zip Code: 30303
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VI.  ARTICLES OF INCORPORATION FILING CHECK-OFF LIST        Applicant   Examiner
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     1. Original and one conformed copy of
        Articles of Incorporation                               X
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     2. Corporate name verification number                      X
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     3. Authorized shares stated                                X
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     4. Incorporator's signature                                X
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     5. Post effective date, if applicable
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     6. Number of pages attached:
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VII. Applicant/Attorney: Gerardo M. Balboni II         Telephone: 572-6788
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     Address: 191 Peachtree Street, N.E., 16th Floor
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     City: Atlanta            State: Georgia           Zip Code: 30303
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NOTICE: Attach original and one copy of the Articles of Incorporation and the
Secretary of State filing fee ($60.00). Mail or deliver to the above address. This form does not replace the Articles of Incorporation.

I understand that the information on this form will be used in the Secretary of State Corporate database. I certify that a notice of intent to Incorporate and a publishing fee of $40.000 has been mailed or delivered to an authorized newspaper, as required by law.

Signed: [/s/ ILLEGIBLE]                           Date: October 10, 1991
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